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                                                                Exhibit 99.2

                           CP FILMS VERTRIEBS GMBH

                         FORM OF SUBSIDIARY GUARANTY

FOR VALUE RECEIVED, CPFilms Vertriebs GmbH, a limited liability company organized under the laws of Germany (the "GUARANTOR"), hereby irrevocably and unconditionally guarantees, for the benefit of the Collateral Agent and the holders of Notes (as hereinafter defined), as primary obligor and not merely as surety, the full and punctual payment when due, subject to any applicable grace period (whether at stated maturity, upon declaration of acceleration, upon call for redemption, or otherwise), of all Guarantied Obligations (as hereinafter defined) (including amounts that would become due but for the operation of the automatic stay under any bankruptcy, insolvency or similar law). Upon failure by the Issuer to pay punctually any such amount, the Guarantor shall forthwith pay the amount not so paid.

For purposes hereof, those certain (euro)200,000,000 6.25 percent Notes due 2005 (the "ORIGINAL NOTES"), of Solutia Europe SA/NV a company limited by shares organized under the laws of Belgium (the "ISSUER"), including the terms and conditions affixed thereto and incorporated by reference therein, as amended and restated by those certain (euro)200,000,000 10.00 percent Notes due 2008 of the Issuer, including the terms and conditions affixed thereto and incorporated by reference therein (the terms and conditions of notes, as amended, modified or supplemented from time to time, including all exhibits and schedules thereto, the "TERMS AND CONDITIONS OF NOTES") and as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, shall be referred to as the "NOTES". The Notes amend and restate and evidence indebtedness previously evidenced by the Original Notes and, in connection therewith, the Issuer has entered into the Fiscal Agency Agreement dated 11 February 2004 with Kredietbank S.A. Luxembourgeoise, as fiscal agent and paying agent (together with its successors and assigns, the "FISCAL AGENT"), and KBC Bank NV, as the principal paying agent (together with its successors and assigns, the "PRINCIPAL PAYING AGENT") and the Agreement of Understanding and Restructuring dated 30 January 2004 (as amended from time to time, the "AGREEMENT OF UNDERSTANDING") with the Noteholders party thereto. All terms not otherwise defined herein shall have the meanings set forth in the Terms and Conditions of Notes.

For purposes hereof, the "COLLATERAL AGENT" refers to KBC Bank NV, as collateral agent (together with its successors and assigns, the "COLLATERAL AGENT"), appointed pursuant to the Collateral Agency Agreement dated 11 February 2004 (as it may be amended from time to time, the "COLLATERAL AGENCY AGREEMENT") among the Issuer, the Subsidiary Guarantors party thereto, the Collateral Agent and the Noteholders party thereto.

The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes any and all Obligations (as defined in the Terms and Conditions of Notes) of the Issuer to the Collateral Agent or any of the Noteholders, including all obligations of the Issuer in respect of the principal of, and interest on, the Notes and all other obligations of the Issuer under or evidenced by the Notes, the Fiscal Agency Agreement, the Collateral Agency Agreement and

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the other Credit Documents to which the Issuer is party, including all costs, expenses (including, without limitation, legal fees and expenses of counsel and allocated costs of internal counsel), indemnities and liabilities of whatsoever nature, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Notes, this Guaranty, the Fiscal Agency Agreement, the Collateral Agency Agreement and the other Credit Documents, including those arising under successive transactions under the Credit Documents which shall either continue the Obligations of the Issuer or from time to time renew them after they have been satisfied.

Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Issuer (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Issuer of any portion of such Guarantied Obligations.

The Collateral Agent or any Noteholder may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of the Collateral Agent or any Noteholder in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Collateral Agent or the Noteholder, or any of them, may have against any such security, as the Collateral Agent or any Noteholder in its discretion may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to the Collateral Agent or the other Noteholders, or any of them, under the Credit Document, at law or in equity.

The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Issuer, any other Credit Party or any other Person under the Notes or any



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        other Credit Document or other agreement or instrument by the
        Collateral Agent, any Noteholder or any other Person or by operation of law;

(b) any invalidity, irregularity, illegality or unenforceability of the Notes or any other Credit Document, or any provision of applicable law or regulation purporting to prohibit the payment of the principal of or interest on the Notes or any other Credit Document or any other amounts payable under the Notes;

(c) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Issuer, any other Credit Party or any other Person, whether or not arising in connection with this Subsidiary Guaranty, the Notes or any other Credit Document or otherwise; or

(d) any other act or omission to act or delay of any kind by the Issuer, the Guarantor, and other Credit Party, the Collateral Agent, any Noteholders or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations under this Subsidiary Guaranty or any other Credit Document.

The Guarantor hereby waives notice of acceptance of this Guaranty or any other Credit Document and also presentment, demand, protest and notice of dishonor, and promptness in commencing suit against the Issuer or any other Credit Party and/or in giving any notice to or of making any claim or demand hereunder or under any other Credit Document upon the Guarantor or any other Person. No failure or delay by the Collateral Agent in exercising any right, power or privilege under this Guaranty or under any other Credit Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

This Guaranty is a guarantee of payment and not of collection, and the Guarantor hereby agrees that the obligations under this Guaranty are independent of the obligations of the Issuer or any other Credit Party and that a separate action may be brought and prosecuted against the Guarantor whether or not action is brought against the Issuer or any other Credit Party or whether or not the Issuer or any other Credit Party is joined in such action.

The Guarantor's obligations under this Guaranty and the other Credit Documents shall remain in full force and effect until the principal of, and interest on, the Notes and all other amounts payable by the Issuer under the Notes and payable by the Guarantor under this Guaranty and all other Guarantied Obligations shall have been paid in full. If at any time any payment of the principal of, and interest on, the Notes or any other amount payable by the Issuer under the Notes or any other Guarantied Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or any other Credit Party or similar circumstance, the Guarantor's obligations under this Guaranty with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

The Guarantor shall be subrogated to all rights of the Collateral Agent and the Noteholders against the Issuer in respect of any amounts paid to the Collateral Agent and the Noteholders by the Guarantor pursuant to the provisions of this Guaranty; provided, however, until the


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Guarantied Obligations shall have been paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against the Issuer or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against the Issuer, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Collateral Agent or any Noteholder now has or may hereafter have against the Issuer, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Collateral Agent or any Noteholder and (b) any right of contribution Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against the Issuer or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights of the Collateral Agent and any Noteholders may have against the Issuer, to all right, title and interest the Collateral Agent and any Noteholders may have in any such collateral or security, and to any right the Collateral Agent and any Noteholders may have against such other guarantor.

Any indebtedness of the Issuer or any other Credit Party now or hereafter held by Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of such Person to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing, and any amount paid to Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for the Collateral Agent on behalf of the Noteholders and shall forthwith be paid over to the Collateral Agent for the benefit of the Noteholders to be credited and applied against the Guarantied Obligations.

In order to provide for just and equitable contribution among the Guarantor and the other Subsidiary Guarantors party to the Agreement of Understanding (for purposes of this paragraph individually a "GUARANTOR" and collectively, the "GUARANTORS"), in connection with the execution of their respective Subsidiary Guaranties, the Guarantors have agreed among themselves that if any such Guarantor satisfies some or all of the Obligations (a "FUNDING GUARANTOR"), the Funding Guarantor shall be entitled to contribution from the other Guarantors that have positive Maximum Net Worth (as defined below) for all payments made by the Funding Guarantor in satisfying the Guarantied Obligations, so that each Guarantor that remains obligated under this Guaranty or any other guaranty for the Guarantied Obligations at the time that a Funding Guarantor makes such payment (a "REMAINING GUARANTOR") and has a positive Maximum Net Worth shall bear a portion of such payment equal to the percentage that such Remaining Guarantor's Maximum Net Worth bears to the aggregate Maximum Net Worth of all Remaining Guarantors that have positive Maximum Net Worth. As used herein, "NET WORTH" means, with respect to any Guarantor, the amount, as of the respective date of calculation, by which the sum of a Person's assets (including subrogation, indemnity, contribution, reimbursement and similar rights that such Guarantor may have), determined on the basis of a


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"fair valuation" or their "fair saleable value" (whichever is the applicable test under Section 548 and other relevant provisions of the Bankruptcy Code and the relevant state fraudulent conveyance or transfer laws), is greater than the amount that will be required to pay all of such Person's debts, in each case matured or unmatured, contingent or otherwise, as of the date of calculation, but excluding liabilities arising under this Guaranty or any other guaranty for the Obligations and excluding, to the maximum extent permitted by applicable law with the objective of avoiding rendering such Person insolvent, liabilities subordinated to the Obligations arising out of loans or advances made to such Person by any other Person. "MAXIMUM NET WORTH" means, with respect to any Guarantor, the greatest of the Net Worths of such Guarantor calculated as of the following dates: (A) the date on which such Person becomes a Guarantor, and (B) the date on which such Guarantor expressly reaffirms this Guaranty or the other guaranty to which it is a party. The meaning of the terms "FAIR VALUATION" and "FAIR SALEABLE VALUE" and the calculation of assets and liabilities shall be determined and made in accordance with the relevant provisions of the Bankruptcy Code and applicable state fraudulent conveyance or transfer laws. The rights and obligations of each Guarantor established pursuant to this paragraph (and the related paragraphs of the other Subsidiary Guaranties) shall be subject to the restrictions and limitations benefiting the Collateral Agent and the Noteholders set forth in the preceding two paragraphs.

The Guarantor agrees to pay, or cause to be paid, on demand, and to save the Collateral Agent harmless against liability for, (i) any and all costs and expenses (including fees, costs of settlement and disbursements of counsel and allocated costs of internal counsel) incurred or expended by the Collateral Agent in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantor under the provisions of any other Credit Document to which it is party.

Any monies paid by the Guarantor to the Principal Paying Agent or a Paying Agent for payment of Guarantied Obligations which remain unclaimed for two years after such monies have become due and payable will be repaid to the Guarantor and the beneficiaries of this Guaranty may thereafter look only to the Issuer and the other Credit Parties, as the case may be, for payment thereof.

All of the provisions of this Guaranty shall be binding upon the Guarantor and its successors, permitted transferees and assigns and inure to the benefit of, and be enforceable by, the Collateral Agent and its successors, transferees and assigns and Requisite Noteholders as defined and provided in the Collateral Agency Agreement; it being understood that the rights and remedies under this Guaranty shall not be enforceable by an individual holder of a legal or beneficial interest of a Note unless such holder is acting with the instructions or at the request of Requisite Noteholders.

The Guarantor hereby further agrees that any amounts to be paid under this Guaranty shall be paid without deduction or withholding for or on account of any present or future taxes, assessments, duties or governmental charges of any nature whatsoever imposed, levied or collected by or in or on behalf of the United States or any other Governmental Authority or by or


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on behalf of any political subdivision or authority therein having power to tax, unless such deduction or withholding is required by law. In such event, the Guarantor shall pay such additional amounts of principal and interest and other amounts as may be necessary in order that the net amounts received by the Collateral Agent and the Noteholders, as the case may be, after such deduction or withholding shall not be less than the respective amounts of principal and interest and other amounts which would have been received had no such deduction or withholding been required. No such additional amounts shall, however, be payable with respect to:

(a) any Note or Coupon presented for payment by, or on behalf of, a holder who is liable for such taxes or duties in respect of such Note or Coupon by reason of his having some connection with the Kingdom of Belgium or the United States, other than the mere holding of such Note or Coupon or the receipt of payments in respect thereto; or

(b) any Note or Coupon presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment on such thirtieth day; or

(c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge; or

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of principal or interest, if any, with respect to such Note or Coupon; or

(e) any tax, duty, levy, assessment or other governmental charge that would not have been imposed but for the fact that such Noteholder or Couponholder presented (if presentation is required) such Note or Coupon for payment in the applicable taxing jurisdiction, unless such Note or Coupon could not have been presented for payment elsewhere; or

(f) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Noteholder or Couponholder or the beneficial owner of the Note or Coupon with a request of the Issuer or the Guarantor (a) to provide information concerning the nationality, residence or identity of the Noteholder or Couponholder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (a) or (b), is required or imposed by a statute, treaty, regulation or administrative practice of the applicable taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(g) in relation to additional amounts in respect of taxes and duties imposed or levied by the Kingdom of Belgium only to any holder who is not the sole beneficial owner of such Note or Coupon to the extent that a beneficial owner thereof, any Note or Coupon held by or on behalf of a holder who, at the time of issue of the Notes, was not an eligible investor within the meaning of Article 4 of the Royal Decree on 26 May, 1994 on the deduction of withholding tax or who was an eligible investor at the time of issue of the Notes but, for reasons within the holder's control, ceased to be an eligible investor or, at any relevant time on or after the issue of the Notes,

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otherwise failed to meet any other condition for the exemption of Belgian withholding tax pursuant to the law of 6 August, 1993 relating to certain securities; or

(h) any combination of (a) to (g);

nor in any case, with respect to the Issuer or the Guarantor shall additional amounts be paid to any holder who is not the sole beneficial owner of such Note or Coupon to the extent that a beneficial owner thereof would not have been entitled to the additional amounts had such beneficial owner been the holder of such Note or Coupon.

As used herein, "Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount of the moneys payable has not been made available to the Fiscal Agent on or prior to such date, the date on which, the full amount of such moneys having been made available, notice to that effect shall have been given to the Noteholders in accordance with the notice provisions described in the Terms and Conditions of the Notes.

The obligation of the Guarantor to make payments of principal of, or interest on, or other amount due under this Guaranty shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the currency specified in the Notes except to the extent that such tender or recovery shall result in the effective receipt by the Collateral Agent or the relevant Noteholder of the full amount of the currency specified in the Notes, and accordingly the primary obligation of the Guarantor shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the judgment currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the currency specified in the Notes and shall not be affected by a judgment being obtained for any other sum due under this Guaranty.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR, THE COLLATERAL AGENT AND THE OTHER NOTEHOLDERS HEREIN SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

The Guarantor hereby agrees, for the benefit of the Collateral Agent, and the holders of the Notes (i) to be bound by the covenants in Sections 7 and 8 of the Terms and Conditions of the Notes that are applicable to such Guarantor as a Subsidiary of the Issuer, and (ii) to take any and all actions (or omit to take any and all actions) in order to not cause a Default or an Event of Default by Guarantor under such covenants in the Terms and Conditions of the Notes.

The Guarantor hereby represents and warrants to the Collateral Agent that the statements set forth in Section IV to the Agreement of Understanding applicable to the Guarantor are true, correct and complete on and as of the date of this Subsidiary Guaranty.

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Capital shall be maintained as follows:

(a) The enforcement of this Guaranty shall be, at the date hereof and at any time hereafter, limited to an amount equal to the net assets of the Guarantor, which are calculated as the Guarantor's total assets (the calculation of which shall take into account the captions reflected in Section 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less its reserves for own shares (Section 266 (3) A III. 2. Of the German Commercial Code) less its liabilities (the calculation of which shall take into account the captions reflected in Section 266 (3) B, C and D of the German Commercial Code) less its registered share capital (Stammkapital) (the NET ASSETS).

(b) For the purposes of calculating the Net Assets the balance sheet shall be adjusted in a way that (i) any amounts which the Guarantor has received from funds from the issuance of the Notes which have been on-lent by the Solutia Europe SA/NV to the Guarantor and are still outstanding at the time of the enforcement of this Guaranty shall be disregarded or (ii) the amount of any increase of the Guarantor's registered share capital out of retained earnings (Kapitalerhohung aus Gesellschaftsmitteln) after the date of this Guaranty that has been effected without the prior written consent of the Collateral Agent shall be deducted from the Guarantor's registered share capital.

(c)      Furthermore, the Guarantor shall, in a situation where

                  (i) it does not have sufficient assets to maintain its registered share capital; and

                  (ii) the Collateral Agent would (but for this Clause) be entitled and is seeking to enforce the security granted under this Guaranty,

         realise any and all of its assets that are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, provided such asset is not necessary for the Guarantor's business (betriebsnotwendig).

(d) For the purpose of the calculation of the Net Assets and thus the enforceable amount, the Guarantor will deliver within 30 Business Days after the notification by the Collateral Agent of an Event of Default, to the Collateral Agent an up to date balance sheet drawn-up by its auditors or any other reputable firm of auditors together with a determination of the Net Assets by the respective auditors. The balance sheet and determination of Net Assets shall be prepared in accordance with accounting principles pursuant to the German Commercial Code (Handelsgesetzbuch) and be based on the same principles that were applied when establishing the previous year's balance sheet.

(e) Should the Guarantor fail to deliver such balance sheet and/or determination of the Net Assets within the 30 Business Day period referred to above or if the Guarantor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Guarantor, the Collateral Agent shall be entitled to enforce this Guaranty, without the enforcement limitations provided for above applying at the time of such enforcement, but is obliged to retransfer proceeds from such enforcement to the extent that the Guarantor demonstrates in reasonable detail that the enforcement of this Guaranty violated the rules on preservation of the stated share capital under Sections 30, 31


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         GmbH-Act as set out in paragraph (a)-(c) above by resulting or enhancing negative assets (Unterbilanz) of the Guarantor.

(f) This Guaranty shall further not be enforced to the extent that the Guarantor demonstrates in reasonable detail that such enforcement would lead to a breach of the Gebot der Rucksichtnahme auf die Eigenbelange der Gesellschaft (duty of care owing by the relevant shareholders vis-a-vis the respective company) and of the Verbot des existenzvernichtenden Eingriffs (prohibition of insolvency-causing intervention), as developed by the recent jurisdiction (in particular BGH II ZR 178/99 "Bremer Vulkan", BGH II ZR 196/00 and BGH II ZR 300/00 "KBV"), of the Federal Supreme Court (Bundesgerichtshof), caused for example, as far as this would be within the scope of the cited court rulings, if the entering into this Guaranty and its enforcement results in the illiquidity (Zahlungsunfahigkeit) of the Guarantor. The Collateral Agent shall be obliged to retransfer proceeds from such enforcement to the extent that the Guarantor demonstrates in reasonable detail that the enforcement of this Guaranty violated the rules of the cited Federal Supreme Court rulings. Otherwise, any claim for damages to the Collateral Agent (excluding, for the avoidance of doubt, any claim relating to unjust enrichment) by the Guarantor, any shareholders of the Guarantor or its managing directors shall be excluded.

The Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any state or United States Federal court sitting in the Borough of Manhattan, New York City, State of New York and of any Belgian court sitting in Brussels over any suit, action or proceeding arising out of or relating to this Guaranty or any other Credit Document to which it is a party. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. As long as any of the Guarantied Obligations remain outstanding, the Guarantor will at all times have an authorized agent for service of process in New York City and in Belgium, upon whom process may be served in any suit, action or proceeding arising out of or relating to this Guaranty or any other Credit Document to which it is a party. Service of process upon such agent and written notice of such service mailed or delivered to the Guarantor shall to the extent permitted by law be deemed in every respect effective service of process upon the Guarantor in any such suit, action or proceeding. The Guarantor hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011 and the Issuer as its agents for such purpose, and covenants and agrees that (i) service of process in any such suit, action or proceeding may be made upon it at the specified office of any such agent (or such other address or at the office of any other authorized agent which the Guarantor may designate by written notice to the Collateral Agent) and (ii) prior to any termination of any such agency for any reason, it will so appoint a successor thereto as agent hereunder.

GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, COLLATERAL AGENT ON BEHALF OF ITSELF AND EACH NOTEHOLDER, EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT


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RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT
LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, COLLATERAL AGENT ON BEHALF OF ITSELF AND EACH NOTEHOLDER, EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GUARANTOR AND COLLATERAL AGENT HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

If one or more provisions contained in this Subsidiary Guaranty shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, or enforceability of the remaining provisions shall not in any way be affected or impaired.

This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument.

No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Collateral Agent and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

The Collateral Agent has been appointed to act as Collateral Agent pursuant to the Collateral Agency Agreement. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Collateral Agency Agreement.

Collateral Agent shall at all times be the same Person that is Collateral Agent under the Collateral Agency Agreement. Written notice of resignation by Collateral Agent pursuant to Section 7 of the Collateral Agency Agreement shall also constitute notice of resignation as Collateral Agent under this Guaranty and the other Credit Documents to which the Guarantor is party; removal of Collateral Agent pursuant to Section 7 of the Collateral Agency Agreement shall also constitute removal as Collateral Agent under this Guaranty and the other Credit

Documents to which the Guarantor is party; and appointment of a successor Collateral Agent pursuant to Section 7 of the Collateral Agency Agreement shall also constitute appointment of a successor Collateral Agent under this Guaranty and the other Credit Documents to which the Guarantor is party. Upon the acceptance of any appointment as Collateral Agent under Section 7 of the Collateral Agency Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Guaranty and the other Credit Documents to which the Guarantor is party, and the retiring or removed Collateral Agent under this Guaranty shall promptly (i) transfer to such successor Collateral Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Guaranty and the other Credit Documents to which the Guarantor is party, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the rights created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Guaranty and other Credit Documents to which the Guarantor is party. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Guaranty and other Credit Documents to which the Guarantor is party shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty or the other Credit Documents to which the Guarantor is party while it was Collateral Agent hereunder.

All notices and other communications under this Guaranty shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated in the Agreement of Understanding.

This Guaranty is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Guaranty.

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

IN WITNESS WHEREOF, the Guarantor and the Collateral Agent has caused this Subsidiary Guaranty to be duly executed by its duly authorized officer.

                                 CPFILMS VERTRIEBS GMBH

                                 By /s/ Kristel Deroover
                                    --------------------
                                    Name: Kristel Deroover
                                          ----------------
                                    Title: Attorney
                                           --------





                                 KBC BANK NV

                                 By /s/ Dirk De Bleser
                                    ------------------
                                    Name: Dirk De Bleser
                                          --------------
                                    Title: Head of Operations & Accounting
                                           -------------------------------
Dated: 4th March, 2004

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